UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2006 (May 24, 2006)

TRANSMERIDIAN EXPLORATION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-50715	76-0644935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

397 N. Sam Houston Parkway E., Suite 300, Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (281) 999-9091

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Transmeridian Exploration Incorporated (the “Company”), together with its wholly owned subsidiaries Transmeridian Exploration Inc. (“TMEI”), TMEI Operating, Inc. (“TMEI Operating”), Transmeridian (Kazakhstan) Incorporated (“Transmeridian Kazakhstan”), Bramex Management, Inc. (“Bramex”) and JSC Caspi Neft TME (“Caspi Neft” and, together with the Company, TMEI, TMEI Operating, Transmeridian Kazakhstan and Bramex, the “TMY Companies”), entered into definitive Purchase Agreements, on or about May 24, 2006 and dated as of May 23, 2006, with several institutional investors (the “Purchasers”) with respect to the Company’s private offering of (i) $40 million aggregate principal amount of additional Senior Secured Notes due 2010 (the “Additional Notes”) of TMEI, and (ii) 1,818,182 shares (approximately $10 million) of the Company’s common stock (the “Shares”). On May 26, 2006 (the “Closing Date”), the Additional Notes were issued and sold for an issue price of 97% of the principal amount thereof plus accrued interest from March 15, 2006, and the Shares were issued and sold at an issue price of $5.50 per share.

The Additional Notes have terms and conditions identical to, and are fungible for trading and other purposes with, the $250 million aggregate principal amount of existing Senior Secured Notes due 2010 of TMEI that were issued on December 12, 2005 (the “Existing Notes”). The Additional Notes (like the Existing Notes) are governed by the terms of the Indenture, dated as of December 12, 2005 (the “Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 22, 2005, and the Second Supplemental Indenture, dated as of May 24, 2006 (the “Second Supplemental Indenture”), by and among TMEI, as issuer; the Company, TMEI Operating, Transmeridian Kazakhstan, Bramex and Caspi Neft, as guarantors; and The Bank of New York, as trustee. The description of the terms and conditions of the Existing Notes and the Indenture set forth under Item 1.01 of the Current Report on Form 8-K of the Company, dated as of, and filed with the SEC on, December 16, 2005 (the “12/16/05 Form 8-K”) is incorporated herein by reference.

In connection with the issuance of the Additional Notes, TMEI entered into an Amendment No. 1 to Escrow Agreement, dated as of May 26, 2006, with The Bank of New York, as trustee and escrow agent (amending the Escrow Agreement, dated as of December 12, 2005, by and between TMEI and The Bank of New York, as trustee and escrow agent) (the “Escrow Agreement Amendment”), under which $3.6 million of the net proceeds of the private offering was deposited with the escrow agent to pay the first three quarterly interest payments due on the Additional Notes.

The Additional Notes (like the Existing Notes) are guaranteed by the Company, TMEI Operating, Transmeridian Kazakhstan, Bramex and Caspi Neft. The Company’s guarantee of the Additional Notes (like the Existing Notes) is secured by pledges of the outstanding capital stock of TMEI and TMEI Operating. The Additional Notes (like the Existing Notes) are also secured by pledges of the outstanding capital stock of Bramex and Transmeridian Kazakhstan and by a similar encumbrance on the outstanding capital stock of Caspi Neft.

In connection with the issuance of the Additional Notes, the TMY Companies also entered into an Amendment Agreement to Registration Rights Agreement, dated as of May 26, 2006 (the “Registration Rights Amendment Agreement”), with each of the Purchasers whereby the TMY Companies have agreed to offer to exchange the Additional Notes for a new issue of substantially identical notes registered under the Securities Act of 1933. The Registration Rights Amendment Agreement provides the Purchasers with rights and benefits, and imposes on the TMY Companies obligations, identical to those set forth in the Registration Rights Agreement, dated as of December 12, 2005 (the “Original Registration Rights Agreement”), by and among the Company, TMEI, TMEI Operating, Transmeridian Kazakhstan and each of the purchasers party thereto. The description of the Original Registration Rights Agreement set forth under Item 1.01 of the 12/16/05 Form 8-K is incorporated herein by reference.

In connection with the issuance of the Shares, the Company paid a placement agent fee of $0.3 million. The Company has agreed, via the Purchase Agreements, to file with the SEC, and to cause to become effective, a registration statement under the Securities Act of 1933 covering the resale of the Shares by the holders thereof. Under the Purchase Agreements, the Company is obligated to file the registration statement no later than 30 days following the Closing Date and to use its reasonable best efforts to cause the registration statement to be declared effective by the SEC by the earlier of (i) 90 days following the Closing Date or (ii) the fifth business day following the day on which the SEC informs the Company that it will not review the registration statement or that it has no further comments on the registration statement (such date, the “Required Effective Date”).

Pursuant to the registration rights provisions of the Purchase Agreements, the Company will be required to issue additional shares of its common stock to each of the Purchasers (i) if the registration statement is not declared effective by the SEC by the 30th day following the Required Effective Date and (ii) with respect to each 30-day period that the registration statement remains ineffective after the 180th day following the Closing Date.

The Additional Notes and the shares of the Company’s common stock were offered only to accredited investors in accordance with Regulation D under the Securities Act. The Additional Notes and the shares of the Company’s common stock have not been registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

A form of the Purchase Agreement entered into with each Purchaser is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The Registration Rights Amendment Agreement is filed as Exhibit 4.2 hereto and is incorporated herein by reference. The Escrow Agreement Amendment, Amendment No. 1 to Pledge Agreement, dated as of May 26, 2006, by and between the Company and The Bank of New York, as collateral agent and trustee, and Amendment No. 1 to Pledge Agreement, dated as of May 26, 2006, by and between TMEI and The Bank of New York, as collateral agent and trustee, are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are also incorporated herein by reference.

*            *            *            *

The Second Supplemental Indenture was entered into in connection with the previously announced completion of TMEI’s consent solicitation with respect to the Existing Notes. Pursuant to the consent solicitation, TMEI solicited consents to certain proposed amendments to the Indenture pursuant to which the Existing Notes were issued, including amendments to permit (i) the issuance under the Indenture of the Additional Notes and (ii) the payment of accrued dividends on the Company’s outstanding Series A cumulative convertible preferred stock in an amount not to exceed $1 million. As a result of the consummation of the Purchase Agreements, the Second Supplemental Indenture and the proposed amendments provided for therein are now effective.

The Second Supplemental Indenture is filed as Exhibit 4.3 hereto and is incorporated herein by reference.

*            *            *            *

On May 30, 2006, we issued a press release announcing the completion of the private offering and the effectiveness of the Second Supplemental Indenture and the amendments to the Indenture provided for therein (see exhibit 99.1 hereto).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference.

Item 8.01	Other Events.

On May 30, 2006, we issued a press release announcing the completion of the private offering and the effectiveness of the Second Supplemental Indenture and the amendments to the Indenture provided for therein (see exhibit 99.1 hereto).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Form of Purchase Agreement, dated as of May 23, 2006, by and among Transmeridian Exploration Incorporated, Transmeridian Exploration Inc., TMEI Operating, Inc., Transmeridian (Kazakhstan) Incorporated, Bramex Management, Inc., JSC Caspi Neft TME and each of the purchasers party thereto

4.2	Form of Amendment Agreement to Registration Rights Agreement, dated as of May 26, 2006, by and among Transmeridian Exploration Incorporated, Transmeridian Exploration Inc., TMEI Operating, Inc., Transmeridian (Kazakhstan) Incorporated, Bramex Management, Inc., JSC Caspi Neft TME and each of the purchasers party thereto (filed as Exhibit 4.10 to Pre-Effective Amendment No. 2 to the Registration Statement on Form S-3 of Transmeridian Exploration Incorporated filed with the Commission on May 30, 2006 and incorporated herein by reference)

4.3	Second Supplemental Indenture, dated as of May 24, 2006, by and among Transmeridian Exploration Inc., Transmeridian Exploration Incorporated, TMEI Operating, Inc., Transmeridian (Kazakhstan) Incorporated, Bramex Management, Inc., JSC Caspi Neft TME and The Bank of New York, as Trustee (filed as Exhibit 4.6 to Pre-Effective Amendment No. 2 to the Registration Statement on Form S-3 of Transmeridian Exploration Incorporated filed with the Commission on May 30, 2006 and incorporated herein by reference)

10.1	Amendment No. 1 to Escrow Agreement, dated as of May 26, 2006, by and between Transmeridian Exploration Inc. and The Bank of New York, as Escrow Agent and Trustee

10.2	Amendment No. 1 to Pledge Agreement, dated as of May 26, 2006, by and between Transmeridian Exploration Incorporated and The Bank of New York, as Collateral Agent and Trustee

10.3	Amendment No. 1 to Pledge Agreement, dated as of May 26, 2006, by and between Transmeridian Exploration Inc. and The Bank of New York, as Collateral Agent and Trustee

99.1	Press release issued by Transmeridian Exploration Incorporated on May 30, 2006 announcing (i) the completion of its private offering of (A) $40 million aggregate principal amount of additional Senior Secured Notes due 2010 of Transmeridian Exploration Inc., a wholly owned British Virgin Islands subsidiary of the Company, and (B) approximately $10 million of the Company’s common stock; and (ii) the effectiveness of the second supplemental indenture to the indenture governing the Senior Secured Notes due 2010, dated as of May 24, 2006, and the amendments to the indenture governing the Senior Secured Notes due 2010 provided for therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION INCORPORATED

Date: May 31, 2006	By:	/s/ Earl W. McNiel
		Name:	Earl W. McNiel
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Purchase Agreement, dated as of May 23, 2006, by and among Transmeridian Exploration Incorporated, Transmeridian Exploration Inc., TMEI Operating, Inc., Transmeridian (Kazakhstan) Incorporated, Bramex Management, Inc., JSC Caspi Neft TME and each of the purchasers party thereto

4.2	Form of Amendment Agreement to Registration Rights Agreement, dated as of May 26, 2006, by and among Transmeridian Exploration Incorporated, Transmeridian Exploration Inc., TMEI Operating, Inc., Transmeridian (Kazakhstan) Incorporated, Bramex Management, Inc., JSC Caspi Neft TME and each of the purchasers party thereto (filed as Exhibit 4.10 to Pre-Effective Amendment No. 2 to the Registration Statement on Form S-3 of Transmeridian Exploration Incorporated filed with the Commission on May 30, 2006 and incorporated herein by reference)

4.3	Second Supplemental Indenture, dated as of May 24, 2006, by and among Transmeridian Exploration Inc., Transmeridian Exploration Incorporated, TMEI Operating, Inc., Transmeridian (Kazakhstan) Incorporated, Bramex Management, Inc., JSC Caspi Neft TME and The Bank of New York, as Trustee (filed as Exhibit 4.6 to Pre-Effective Amendment No. 2 to the Registration Statement on Form S-3 of Transmeridian Exploration Incorporated filed with the Commission on May 30, 2006 and incorporated herein by reference)

10.1	Amendment No. 1 to Escrow Agreement, dated as of May 26, 2006, by and between Transmeridian Exploration Inc. and The Bank of New York, as Escrow Agent and Trustee

10.2	Amendment No. 1 to Pledge Agreement, dated as of May 26, 2006, by and between Transmeridian Exploration Incorporated and The Bank of New York, as Collateral Agent and Trustee

10.3	Amendment No. 1 to Pledge Agreement, dated as of May 26, 2006, by and between Transmeridian Exploration Inc. and The Bank of New York, as Collateral Agent and Trustee

99.1	Press release issued by Transmeridian Exploration Incorporated on May 30, 2006 announcing (i) the completion of its private offering of (A) $40 million aggregate principal amount of additional Senior Secured Notes due 2010 of Transmeridian Exploration Inc., a wholly owned British Virgin Islands subsidiary of the Company, and (B) approximately $10 million of the Company’s common stock; and (ii) the effectiveness of the second supplemental indenture to the indenture governing the Senior Secured Notes due 2010, dated as of May 24, 2006, and the amendments to the indenture governing the Senior Secured Notes due 2010 provided for therein